UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-5357

DWS Blue Chip Fund

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/08

ITEM 1.           REPORT TO STOCKHOLDERS

  OCTOBER 31, 2008

Annual Report to Shareholders

DWS Blue Chip Fund

Contents

4 Performance Summary

10 Information About Your Fund's Expenses

12 Portfolio Management Review

17 Portfolio Summary

19 Investment Portfolio

25 Financial Statements

29 Financial Highlights

34 Notes to Financial Statements

43 Report of Independent Registered Public Accounting Firm

44 Tax Information

45 Shareholder Meeting Results

47 Investment Management Agreement Approval

52 Summary of Management Fee Evaluation by Independent Fee Consultant

57 Trustees and Officers

61 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. The fund may invest in various industries and certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary October 31, 2008

Classes A, B, C and Institutional Class

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated February 1, 2008 are 1.13%, 1.99%, 1.91% and 0.67% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended October 31, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown for Class A, B, C and Institutional Class shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 10/31/08
DWS Blue Chip Fund	1-Year	3-Year	5-Year	10-Year
Class A	-40.56%	-7.93%	-.41%	-.17%
Class B	-41.08%	-8.73%	-1.28%	-1.02%
Class C	-41.06%	-8.63%	-1.21%	-.95%
Institutional Class	-40.34%	-7.54%	.01%	.29%
Russell 1000® Index+	-36.80%	-5.51%	.37%	.75%
S&P 500® Index++	-36.10%	-5.21%	.26%	.40%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 10/31/08	$ 11.43	$ 10.46	$ 10.65	$ 11.92
10/31/07	$ 22.57	$ 20.92	$ 21.22	$ 23.43
Distribution Information: Twelve Months as of 10/31/08: Income Dividends	$ .16	$ —	$ —	$ .27
Capital Gain Distributions	$ 2.94	$ 2.94	$ 2.94	$ 2.94
Class A Lipper Rankings — Multi-Cap Core Funds Category as of 10/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	560	of	799	70
3-Year	504	of	642	79
5-Year	269	of	455	59
10-Year	154	of	181	85

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Blue Chip Fund — Class A [] Russell 1000 Index+ [] S&P 500 Index++

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 10/31/08
DWS Blue Chip Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$5,602	$7,357	$9,231	$9,265
	Average annual total return	-43.98%	-9.73%	-1.59%	-.76%
Class B	Growth of $10,000	$5,742	$7,486	$9,302	$9,027
	Average annual total return	-42.58%	-9.20%	-1.44%	-1.02%
Class C	Growth of $10,000	$5,894	$7,627	$9,408	$9,086
	Average annual total return	-41.06%	-8.63%	-1.21%	-.95%
Russell 1000 Index+	Growth of $10,000	$6,320	$8,435	$10,188	$10,779
	Average annual total return	-36.80%	-5.51%	.37%	.75%
S&P 500 Index++	Growth of $10,000	$6,390	$8,517	$10,132	$10,403
	Average annual total return	-36.10%	-5.21%	.26%	.40%

The growth of $10,000 is cumulative.

+ The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
++ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Growth of an Assumed $1,000,000 Investment
[] DWS Blue Chip Fund — Institutional Class [] Russell 1000 Index+ [] S&P 500 Index++

Yearly periods ended October 31
Comparative Results as of 10/31/08
DWS Blue Chip Fund		1-Year	3-Year	5-Year	10-Year
Institutional Class	Growth of $1,000,000	$596,600	$790,400	$1,000,600	$1,029,100
	Average annual total return	-40.34%	-7.54%	.01%	.29%
Russell 1000 Index+	Growth of $1,000,000	$632,000	$843,500	$1,018,800	$1,077,900
	Average annual total return	-36.80%	-5.51%	.37%	.75%
S&P 500 Index++	Growth of $1,000,000	$639,000	$851,700	$1,013,200	$1,040,300
	Average annual total return	-36.10%	-5.21%	.26%	.40%

The growth of $1,000,000 is cumulative.

The minimum initial investment for the Institutional Class is $1,000,000.

+ The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
++ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated February 1, 2008 is 0.91% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended October 31, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 10/31/08
DWS Blue Chip Fund	1-Year	3-Year	Life of Class*
Class S	-40.48%	-7.77%	-5.39%
Russell 1000 Index+	-36.80%	-5.51%	-3.22%
S&P 500 Index++	-36.10%	-5.21%	-3.29%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Class commenced operations on February 1, 2005. Index returns began on January 31, 2005.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 10/31/08	$ 11.43
10/31/07	$ 22.59
Distribution Information: Twelve Months as of 10/31/08: Income Dividends	$ .21
Capital Gain Distributions	$ 2.94
Class S Lipper Rankings — Multi-Cap Core Funds Category as of 10/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	551	of	799	69
3-Year	490	of	642	77

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Blue Chip Fund — Class S [] Russell 1000 Index+ [] S&P 500 Index++

Comparative Results as of 10/31/08
DWS Blue Chip Fund		1-Year	3-Year	Life of Class*
Class S	Growth of $10,000	$5,952	$7,845	$8,126
	Average annual total return	-40.48%	-7.77%	-5.39%
Russell 1000 Index+	Growth of $10,000	$6,320	$8,435	$8,846
	Average annual total return	-36.80%	-5.51%	-3.22%
S&P 500 Index++	Growth of $10,000	$6,390	$8,517	$8,822
	Average annual total return	-36.10%	-5.21%	-3.29%

The growth of $10,000 is cumulative.

* The Class commenced operations on February 1, 2005. Index returns began on January 31, 2005.
+ The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
++ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2008 to October 31, 2008).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2008
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/08	$ 679.50	$ 676.10	$ 676.40	$ 679.50	$ 680.80
Expenses Paid per $1,000*	$ 4.98	$ 8.81	$ 8.26	$ 4.14	$ 3.25
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/08	$ 1,019.20	$ 1,014.63	$ 1,015.28	$ 1,020.21	$ 1,021.27
Expenses Paid per $1,000*	$ 5.99	$ 10.58	$ 9.93	$ 4.98	$ 3.91
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Blue Chip Fund	1.18%	2.09%	1.96%	.98%	.77%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Blue Chip Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Blue Chip Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Robert Wang

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income, foreign exchange and derivative products at J.P. Morgan.

• Senior portfolio manager for Multi Asset Class Quantitative Strategies: New York.

• Joined the fund in 2003.

• BS, The Wharton School, University of Pennsylvania.

James B. Francis, CFA

Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Head of Active Quantitative Equity Portfolio Management: New York.

• Joined Deutsche Asset Management in 2008 after 20 years of experience as senior quantitative global equity portfolio manager at State Street Global Advisors, and most recently, Northern Trust Global Investments.

• BS in Applied Mathematics from University of Massachusetts, Amherst.

Julie Abbett

Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Senior portfolio manager for Global Quantitative Equity: New York.

• Joined Deutsche Asset Management in 2000 after four years of combined experience as a consultant with equity trading services for BARRA, Inc. and a product developer for FactSet Research.

• Joined the fund in 2005.

• BA, University of Connecticut.

In the following interview the portfolio management team discusses DWS Blue Chip Fund's performance, management strategy and the market environment during the 12-month period ended October 31, 2008.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Q: How would you describe the market environment over the last 12 months?

A: In the mid-year report for this fund, we described the six-month period ended April 30, 2008, as a time of economic uncertainty and turmoil in capital markets. Since that time, there has been pronounced deterioration in equity and debt markets not only in the US but throughout the world. Credit markets have become so intolerant of risk that they are essentially frozen. The US government has taken unprecedented actions to support weakened financial institutions, but markets remain very weak.

Essentially all US equity indices posted negative returns for this period. The Russell 3000® Index, which is generally regarded as a good indicator of the broad stock market, returned -36.60% for the period.1 There was little difference between the returns of large-cap stocks and small-cap stocks: the large-cap Russell 1000® Index posted a return of -36.80% for the 12 months ended October 31, 2008, while the small-cap Russell 2000® Index returned -34.16%.2

1 The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market.
2 The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index . The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.
Index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees or expenses. It is not possible to invest directly in an index.

Q: How did the fund perform during this period?

A: DWS Blue Chip Fund (Class A shares) produced a total return of -40.56% for the 12 months ended October 31, 2008. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for the performance of other share classes and more complete performance information.) The fund underperformed its benchmark, the Russell 1000 Index, which had a return of -36.80%, and its Lipper peer group, the Multi-Cap Core Funds, which had an average return of -38.42% for the period.3

Q: How is this fund managed?

A: Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of large US companies that are similar in size to the companies in the Standard & Poor's 500® (S&P 500) Index and that we consider to be "blue chip" companies.4 Blue chip companies are large, well-known companies that typically have an established earnings and dividend history, easy access to credit, solid positions in their industry and strong management.

3 The Lipper Multi-Cap Core Funds category comprises funds that, by portfolio practice, invest in a variety of market capitalization ranges, without concentrating 75% of their equity assets in any one market capitalization range over an extended period. Multi-cap funds will generally have 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the S&P MidCap 400 Index. Multi-Cap Core Funds have wide latitude in the companies in which they invest. These funds normally compare their average price-to-earnings ratios, price-to-book ratios and three-year earnings growth figures with the US diversified multi-cap equity funds universe average. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.
4 The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees or expenses. It is not possible to invest directly intp an index.

Our investment process is focused on stock selection, using a quantitative model to evaluate a company's growth prospects and financial characteristics relative to its stock price.5 We look for companies whose stock price is attractive relative to potential growth, using quantitative techniques and fundamental equity analysis to evaluate each company's stock price relative to the company's earnings, operating trends, market outlook and other measures of performance potential. We normally sell a stock when we believe its fundamental factors have changed, other investments offer better opportunities, or in the course of adjusting the fund's emphasis on or within a given industry. We continually monitor the model in an effort to further refine and enhance our stock selection process.

Q: What decisions had the greatest effects on the fund's performance relative to its benchmarks over this period?

A: In this very challenging market environment, the most positive decisions tended to be underweighting or not holding the worst- performing stocks.6 Three sectors in which our management process contributed to returns relative to the Russell 1000 Index were diversified financials; media; and hotels, restaurants & leisure. In the diversified financials sector, performance benefited from an overweight position in JPMorgan Chase & Co., which was down but dropped less than the sector, and from not owning Fannie Mae, whose value dropped precipitously after it was taken over by the US government. In the media sector, relative performance benefited from an overweight position in The DIRECTV Group, Inc., which was down less than the media group as a whole. In hotels, restaurants & leisure, an overweight position in McDonald's Corp., one of the few stocks with a positive return for the period, contributed to performance.

5 A quantitative model for selection of investments uses mathematical techniques to analyze the financial characteristics of potential investments and compare alternative investments.
6 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

The fund's positioning in the materials; energy; and health care equipment & services sectors detracted most from performance relative to the benchmark. In the materials sector, major negatives were overweight positions in United States Steel Corp.; GrafTech International Ltd., which manufactures products used in steel production; and steel producer Nucor Corporation*. In energy, performance was hurt by an underweight position in ExxonMobil Corp., which was down less than the sector, and by an overweight in coal producer Massey Energy Co. In health care equipment & services, performance was hurt by overweight positions in several health care services providers including Aetna Inc.; Humana Inc.; and Health Net Inc.*, a managed care company.

Q: Do you have other comments for shareholders?

A: Although performance during this challenging period was disappointing, we believe that our quantitative process for stock selection can enable this fund to perform well over the long term.

* Not held in the portfolio as of October 31, 2008.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	10/31/08	10/31/07

Common Stocks	97%	100%
Cash Equivalents	2%	—
Government & Agency Obligation	1%	—
	100%	100%
Sector Diversification (As a % of Common Stocks)	10/31/08	10/31/07

Information Technology	17%	16%
Health Care	15%	13%
Consumer Staples	14%	8%
Energy	13%	14%
Financials	12%	15%
Industrials	11%	11%
Consumer Discretionary	10%	13%
Telecommunication Services	4%	4%
Materials	3%	4%
Utilities	1%	2%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at October 31, 2008 (23.2% of Net Assets)
1. Microsoft Corp. Developer of computer software	3.2%
2. International Business Machines Corp. Manufacturer of computers and provider of information processing services	2.6%
3. JPMorgan Chase & Co. Provider of global financial services	2.5%
4. Wal-Mart Stores, Inc. Operator of discount stores	2.5%
5. Hewlett-Packard Co. Provider of imaging and printing systems and information technology	2.4%
6. Verizon Communications, Inc. Provider of advanced communication and information technology services	2.2%
7. Chevron Corp. Operator of petroleum exploration, delivery and refining facilities	2.0%
8. Apache Corp. Explorer, developer, and producer of natural gas and crude oil	2.0%
9. Gilead Sciences, Inc. Developer of nucleotide pharmaceuticals	1.9%
10. Baxter International, Inc. Manufacturer and distributor of hospital and laboratory products and services	1.9%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. A complete list of the fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of October 31, 2008

	Shares	Value ($)

Common Stocks 97.5%
Consumer Discretionary 9.6%
Auto Components 0.1%
Autoliv, Inc.	7,200	153,792
Lear Corp.*	54,300	109,143
		262,935
Hotels Restaurants & Leisure 2.1%
McDonald's Corp.	78,700	4,559,091
Yum! Brands, Inc.	35,700	1,035,657
		5,594,748
Household Durables 0.3%
Leggett & Platt, Inc.	41,700	723,912
NVR, Inc.*	600	294,126
		1,018,038
Leisure Equipment & Products 0.2%
Hasbro, Inc.	18,600	540,702
Media 3.3%
Comcast Corp. "A"	243,000	3,829,680
DISH Network Corp. "A"*	51,900	816,906
Liberty Global, Inc. "A"*	4,900	80,801
The DIRECTV Group, Inc.*	188,700	4,130,643
		8,858,030
Specialty Retail 3.5%
AutoZone, Inc.*	16,100	2,049,369
Best Buy Co., Inc. (a)	98,000	2,627,380
RadioShack Corp. (a)	85,100	1,077,366
Rent-A-Center, Inc.*	9,500	138,700
The Gap, Inc.	79,300	1,026,142
TJX Companies, Inc.	93,000	2,488,680
		9,407,637
Textiles, Apparel & Luxury Goods 0.1%
Quiksilver, Inc.*	42,500	110,075
Wolverine World Wide, Inc.	3,600	84,600
		194,675
Consumer Staples 13.1%
Beverages 2.1%
Pepsi Bottling Group, Inc.	24,100	557,192
PepsiCo, Inc.	87,400	4,982,674
		5,539,866
Food & Staples Retailing 3.9%
Kroger Co.	105,400	2,894,284
Sysco Corp.	33,000	864,600
Wal-Mart Stores, Inc.	120,300	6,713,943
		10,472,827
Food Products 1.2%
Chiquita Brands International, Inc.* (a)	39,200	535,080
Darling International, Inc.*	24,600	185,484
Fresh Del Monte Produce, Inc.*	29,000	612,190
General Mills, Inc.	28,200	1,910,268
		3,243,022
Household Products 2.9%
Colgate-Palmolive Co.	77,900	4,889,004
Procter & Gamble Co.	47,500	3,065,650
		7,954,654
Personal Products 0.2%
Herbalife Ltd.	20,500	500,815
Tobacco 2.8%
Altria Group, Inc.	133,700	2,565,703
Philip Morris International, Inc.	113,900	4,951,233
		7,516,936
Energy 13.0%
Energy Equipment & Services 0.1%
Transocean, Inc.*	4,266	351,220
Oil, Gas & Consumable Fuels 12.9%
Apache Corp.	64,400	5,302,052
Chevron Corp.	72,700	5,423,420
Cimarex Energy Co.	43,200	1,747,872
ConocoPhillips	12,400	645,048
Encore Acquisition Co.*	59,000	1,837,850
ExxonMobil Corp.	19,786	1,466,538
Frontline Ltd. (a)	80,100	2,547,180
Hess Corp.	75,600	4,551,876
Mariner Energy, Inc.*	49,700	715,183
Massey Energy Co.	31,600	729,644
McMoRan Exploration Co.* (a)	51,100	725,109
Occidental Petroleum Corp.	83,000	4,609,820
W&T Offshore, Inc.	55,500	1,063,935
Walter Industries, Inc.	82,900	3,212,375
		34,577,902
Financials 11.2%
Capital Markets 2.5%
Bank of New York Mellon Corp.	92,900	3,028,540
Invesco Ltd.	48,600	724,626
Northern Trust Corp.	15,400	867,174
State Street Corp.	45,000	1,950,750
		6,571,090
Commercial Banks 2.5%
Banco Bradesco SA (ADR) (Preferred) (a)	59,900	700,830
Unibanco — Uniao de Bancos Brasileiros SA (GDR)	52,100	3,286,468
Wells Fargo & Co.	79,600	2,710,380
		6,697,678
Consumer Finance 0.0%
Cash America International, Inc.	2,700	95,499
Diversified Financial Services 2.5%
JPMorgan Chase & Co.	163,400	6,740,250
Insurance 3.4%
ACE Ltd.	34,300	1,967,448
Aflac, Inc.	7,700	340,956
Allied World Assurance Co. Holdings Ltd.	5,800	186,006
Assurant, Inc.	22,400	570,752
Berkshire Hathaway, Inc. "B"*	300	1,152,000
MetLife, Inc.	111,700	3,710,674
XL Capital Ltd. "A" (a)	135,400	1,313,380
		9,241,216
Real Estate Investment Trusts 0.3%
Boston Properties, Inc. (REIT)	4,300	304,784
ProLogis (REIT)	11,300	158,200
Simon Property Group, Inc. (REIT)	4,300	288,229
		751,213
Health Care 14.6%
Biotechnology 2.8%
Amgen, Inc.*	5,800	347,362
Gilead Sciences, Inc.*	114,900	5,268,165
OSI Pharmaceuticals, Inc.* (a)	46,500	1,764,675
		7,380,202
Health Care Equipment & Supplies 2.7%
Baxter International, Inc.	85,000	5,141,650
Becton, Dickinson & Co.	26,600	1,846,040
Kinetic Concepts, Inc.*	13,800	334,098
		7,321,788
Health Care Providers & Services 3.9%
Aetna, Inc.	141,100	3,509,157
Express Scripts, Inc.*	69,800	4,230,578
Humana, Inc.*	18,000	532,620
Kindred Healthcare, Inc.*	10,700	155,043
Medco Health Solutions, Inc.*	54,200	2,056,890
		10,484,288
Pharmaceuticals 5.2%
Bristol-Myers Squibb Co.	46,100	947,355
Eli Lilly & Co.	136,900	4,629,958
Johnson & Johnson	31,000	1,901,540
Merck & Co., Inc.	66,200	2,048,890
Perrigo Co.	3,000	102,000
Pfizer, Inc.	75,900	1,344,189
Schering-Plough Corp.	191,800	2,779,182
Sepracor, Inc.* (a)	25,700	342,324
		14,095,438
Industrials 10.9%
Aerospace & Defense 2.9%
General Dynamics Corp.	26,200	1,580,384
Goodrich Corp.	26,100	954,216
Honeywell International, Inc.	109,700	3,340,365
L-3 Communications Holdings, Inc.	17,100	1,388,007
Lockheed Martin Corp.	6,800	578,340
		7,841,312
Commercial Services & Supplies 0.3%
The Brink's Co.	19,300	935,857
Construction & Engineering 0.4%
EMCOR Group, Inc.*	34,500	613,065
Perini Corp.*	24,000	456,480
		1,069,545
Electrical Equipment 0.6%
GrafTech International Ltd.*	193,000	1,565,230
Industrial Conglomerates 0.4%
General Electric Co.	53,200	1,037,932
Machinery 3.6%
AGCO Corp.*	61,900	1,951,088
Caterpillar, Inc.	79,200	3,023,064
Cummins, Inc.	57,800	1,494,130
Flowserve Corp.	11,600	660,272
Parker Hannifin Corp.	64,600	2,504,542
		9,633,096
Road & Rail 2.7%
Burlington Northern Santa Fe Corp.	53,800	4,791,428
Ryder System, Inc.	64,400	2,551,528
		7,342,956
Information Technology 16.4%
Communications Equipment 0.2%
Cisco Systems, Inc.*	32,300	573,971
Computers & Peripherals 7.6%
Hewlett-Packard Co.	170,500	6,526,740
International Business Machines Corp.	76,500	7,112,205
Lexmark International, Inc. "A"*	81,800	2,112,894
QLogic Corp.*	100,900	1,212,818
Western Digital Corp.*	214,200	3,534,300
		20,498,957
Electronic Equipment, Instruments & Components 0.5%
Avnet, Inc.*	5,600	93,744
Dolby Laboratories, Inc. "A"* (a)	8,400	265,188
Jabil Circuit, Inc.	115,300	969,673
		1,328,605
Internet Software & Services 1.2%
eBay, Inc.*	43,500	664,245
Google, Inc. "A"*	7,300	2,623,328
		3,287,573
IT Services 3.6%
Accenture Ltd. "A"	53,100	1,754,955
Automatic Data Processing, Inc.	57,200	1,999,140
Computer Sciences Corp.*	50,200	1,514,032
Visa, Inc. "A"	76,600	4,239,810
		9,507,937
Software 3.3%
Microsoft Corp.	381,300	8,514,429
Symantec Corp.*	32,300	406,334
		8,920,763
Materials 3.2%
Chemicals 2.5%
CF Industries Holdings, Inc.	52,000	3,337,880
Terra Industries, Inc. (a)	150,600	3,311,694
		6,649,574
Metals & Mining 0.7%
AK Steel Holding Corp.	73,100	1,017,552
United States Steel Corp.	21,900	807,672
		1,825,224
Telecommunication Services 4.2%
Diversified Telecommunication Services
AT&T, Inc.	109,400	2,928,638
Embarq Corp.	88,800	2,664,000
Verizon Communications, Inc.	196,100	5,818,287
		11,410,925
Utilities 1.3%
Electric Utilities 0.3%
Edison International	21,700	772,303
Gas Utilities 0.2%
ONEOK, Inc. (a)	17,100	545,490
Independent Power Producers & Energy Traders 0.4%
AES Corp.*	120,500	960,385
Constellation Energy Group, Inc.	12,100	292,941
		1,253,326
Multi-Utilities 0.4%
Dominion Resources, Inc.	20,000	725,600
Sempra Energy	7,000	298,130
		1,023,730
Total Common Stocks (Cost $354,628,560)		262,436,975
	Principal Amount ($)	Value ($)

Government & Agency Obligation 0.4%
US Treasury Obligation
US Treasury Bill, 0.17%**, 1/15/2009 (b) (Cost $1,179,582)	1,180,000	1,179,127
	Shares	Value ($)

Securities Lending Collateral 4.8%
Daily Assets Fund Institutional, 2.63% (c) (d) (Cost $12,820,460)	12,820,460	12,820,460

Cash Equivalents 2.2%
Cash Management QP Trust, 2.30% (c) (Cost $5,853,146)	5,853,146	5,853,146
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $374,481,748)+	104.9	282,289,708
Other Assets and Liabilities, Net	(4.9)	(13,153,936)
Net Assets	100.0	269,135,772
* Non-income producing security.
** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $378,789,102. At October 31, 2008, net unrealized depreciation for all securities based on tax cost was $96,499,394. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $4,118,148 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $100,617,542.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at October 31, 2008 amounted to $12,716,307, which is 4.7% of net assets.
(b) At October 31, 2008, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depository Receipt

GDR: Global Depositary Receipt

REIT: Real Estate Investment Trust

At October 31, 2008, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Depreciation ($)
S&P E Mini 500 Index	12/19/2008	141	7,597,631	6,819,465	(778,166)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2008
Assets
Investments: Investments in securities, at value (cost $355,808,142) — including $12,716,307 of securities loaned	$ 263,616,102
Investment in Daily Assets Fund Institutional (cost $12,820,460)*	12,820,460
Investment in Cash Management QP Trust (cost 5,853,146)	5,853,146
Total investments, at value (cost $374,481,748)	282,289,708
Cash	10,012
Foreign currency, at value (cost $4,539)	3,840
Dividends receivable	391,662
Interest receivable	27,181
Receivable for Fund shares sold	131,356
Receivable for daily variation margin on open futures	40,576
Due from Advisor	124,199
Other assets	49,919
Total assets	283,068,453
Liabilities
Payable upon return of securities loaned	12,820,460
Payable for Fund shares redeemed	466,941
Accrued management fee	123,668
Other accrued expenses and payables	521,612
Total liabilities	13,932,681
Net assets, at value	$ 269,135,772
Net Assets Consist of
Undistributed net investment income	2,225,948
Net unrealized appreciation (depreciation) on: Investments	(92,192,040)
Futures	(778,166)
Foreign currency	(699)
Accumulated net realized gain (loss)	(57,011,264)
Paid-in capital	416,891,993
Net assets, at value	$ 269,135,772
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2008 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($217,917,604 ÷ 19,069,531 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.43
Maximum offering price per share (100 ÷ 94.25 of $11.43)	$ 12.13

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($18,676,151 ÷ 1,785,817 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 10.46

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($19,134,278 ÷ 1,797,472 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 10.65
Class S Net Asset Value, offering and redemption price(a) per share ($11,901,226 ÷ 1,040,855 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.43
Institutional Class Net Asset Value, offering and redemption price(a) per share ($1,506,513 ÷ 126,353 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.92
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2008
Investment Income
Income: Dividends (net of foreign taxes withheld of $10,593)	$ 7,586,546
Interest	19,835
Interest — Cash Management QP Trust	324,455
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	129,819
Total Income	8,060,655
Expenses: Management fee	2,275,039
Services to shareholders	1,069,038
Administration fee	154,959
Distribution and service fees	1,467,935
Reports to shareholders and shareholder meeting	355,571
Professional fees	94,738
Custodian fee	31,126
Registration fees	72,106
Trustees' fees and expenses	46,271
Other	34,802
Total expenses before expense reductions	5,601,585
Expense reductions	(26,948)
Total expenses after expense reductions	5,574,637
Net investment income (loss)	2,486,018
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(48,638,069)
Futures	(3,778,437)
Foreign currency	(411)
(52,416,917)
Change in net unrealized appreciation (depreciation) on: Investments	(151,102,075)
Futures	(821,503)
Foreign currency	(699)
(151,924,277)
Net gain (loss)	(204,341,194)
Net increase (decrease) in net assets resulting from operations	$ (201,855,176)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended October 31,
	2008	2007
Operations: Net investment income (loss)	$ 2,486,018	$ 3,338,323
Net realized gain (loss)	(52,416,917)	68,294,971
Change in net unrealized appreciation (depreciation)	(151,924,277)	(1,996,848)
Net increase (decrease) in net assets resulting from operations	(201,855,176)	69,636,446
Distributions to shareholders from: Net investment income: Class A	(3,079,022)	(2,738,892)
Institutional Class	(187,355)	(432,682)
Class S	(134,793)	(28,478)
Net realized gains: Class A	(55,864,357)	(39,726,473)
Class B	(6,808,452)	(6,841,540)
Class C	(5,458,631)	(4,177,298)
Institutional Class	(2,053,080)	(3,716,947)
Class S	(1,887,960)	(350,177)
Total distributions	(75,473,650)	(58,012,487)
Fund share transactions: Proceeds from shares sold	51,937,293	96,852,474
Reinvestment of distributions	71,652,152	54,957,959
Cost of shares redeemed	(149,338,097)	(182,778,511)
Redemption fees	3,387	6,136
Net increase (decrease) in net assets from Fund share transactions	(25,745,265)	(30,961,942)
Increase (decrease) in net assets	(303,074,091)	(19,337,983)
Net assets at beginning of period	572,209,863	591,547,846
Net assets at end of period (including undistributed net investment income of $2,225,948 and $3,194,057, respectively)	$ 269,135,772	$ 572,209,863

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended October 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 22.57	$ 22.16	$ 19.07	$ 17.30	$ 15.24
Income (loss) from investment operations: Net investment income (loss)[a]	.11	.14	.17[d]	.09	.06
Net realized and unrealized gain (loss)	(8.15)	2.47	2.98	1.73	2.00
Total from investment operations	(8.04)	2.61	3.15	1.82	2.06
Less distributions from: Net investment income	(.16)	(.14)	(.06)	(.05)	—
Net realized gains	(2.94)	(2.06)	—	—	—
Total distributions	(3.10)	(2.20)	(.06)	(.05)	—
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 11.43	$ 22.57	$ 22.16	$ 19.07	$ 17.30
Total Return (%)[b]	(40.56)[c]	12.68	16.54[d]	10.54	13.52
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	218	436	429	405	382
Ratio of expenses (%)	1.19	1.13	1.12	1.19	1.13
Ratio of net investment income (%)	.69	.68	.82[d]	.49	.42
Portfolio turnover rate (%)	140	266	259	329	222
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.012 per share and an increase in the ratio of net investment income of 0.06%. Excluding this non-recurring income, total return would have been 0.06% lower.
* Amount is less than $.005.

Class B Years Ended October 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 20.92	$ 20.72	$ 17.94	$ 16.37	$ 14.55
Income (loss) from investment operations: Net investment income (loss)[a]	(.01)	(.01)	(.01)[d]	(.04)	(.06)
Net realized and unrealized gain (loss)	(7.51)	2.27	2.79	1.61	1.88
Total from investment operations	(7.52)	2.26	2.78	1.57	1.82
Less distributions from: Net realized gains	(2.94)	(2.06)	—	—	—
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 10.46	$ 20.92	$ 20.72	$ 17.94	$ 16.37
Total Return (%)[b]	(41.08)[c]	11.72	15.50[c,d]	9.59[c]	12.51[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	19	52	74	100	138
Ratio of expenses before expense reductions (%)	2.10	1.99	2.11	2.16	2.09
Ratio of expenses after expense reductions (%)	2.09	1.99	2.02	2.01	2.01
Ratio of net investment income (loss) (%)	(.21)	(.18)	(.06)[d]	(.33)	(.46)
Portfolio turnover rate (%)	140	266	259	329	222
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.012 per share and an increase in the ratio of net investment income of 0.06%. Excluding this non-recurring income, total return would have been 0.06% lower.
* Amount is less than $.005.

Class C Years Ended October 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 21.22	$ 20.97	$ 18.12	$ 16.53	$ 14.69
Income (loss) from investment operations: Net investment income (loss)[a]	(.00)*	(.00)*	.02[d]	(.04)	(.07)
Net realized and unrealized gain (loss)	(7.63)	2.31	2.83	1.63	1.91
Total from investment operations	(7.63)	2.31	2.85	1.59	1.84
Less distributions from: Net realized gains	(2.94)	(2.06)	—	—	—
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 10.65	$ 21.22	$ 20.97	$ 18.12	$ 16.53
Total Return (%)[b]	(41.06)[c]	11.77	15.73[d]	9.62[c]	12.53[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	19	40	43	43	46
Ratio of expenses before expense reductions (%)	1.97	1.91	1.83	2.02	2.06
Ratio of expenses after expense reductions (%)	1.97	1.91	1.83	2.00	2.00
Ratio of net investment income (loss) (%)	(.09)	(.10)	.11[d]	(.32)	(.45)
Portfolio turnover rate (%)	140	266	259	329	222
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.012 per share and an increase in the ratio of net investment income of 0.06%. Excluding this non-recurring income, total return would have been 0.06% lower.
* Amount is less than $.005.

Class S Years Ended October 31,	2008	2007	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 22.59	$ 22.15	$ 19.10	$ 18.44
Income (loss) from investment operations: Net investment income (loss)[b]	.15	.19	.19[d]	.07
Net realized and unrealized gain (loss)	(8.16)	2.48	2.98	.59
Total from investment operations	(8.01)	2.67	3.17	.66
Less distributions from: Net investment income	(.21)	(.17)	(.12)	—
Net realized gains	(2.94)	(2.06)	—	—
Total distributions	(3.15)	(2.23)	(.12)	—
Redemption fees	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 11.43	$ 22.59	$ 22.15	$ 19.10
Total Return (%)	(40.48)[c]	12.91	16.72[c,d]	3.58c**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	12	15	4	1
Ratio of expenses before expense reductions (%)	1.01	.91	1.02	1.12*
Ratio of expenses after expense reductions (%)	1.01	.91	1.01	1.00*
Ratio of net investment income (%)	.87	.90	.91[d]	.49*
Portfolio turnover rate (%)	140	266	259	329
[a] For the period from February 1, 2005 (commencement of operations of Class S shares) to October 31, 2005.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.012 per share and an increase in the ratio of net investment income of 0.06%. Excluding this non-recurring income, total return would have been 0.06% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended October 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 23.43	$ 22.91	$ 19.73	$ 17.90	$ 15.70
Income (loss) from investment operations: Net investment income (loss)[a]	.17	.24	.26[c]	.17	.12
Net realized and unrealized gain (loss)	(8.47)	2.58	3.07	1.80	2.08
Total from investment operations	(8.30)	2.82	3.33	1.97	2.20
Less distributions from: Net investment income	(.27)	(.24)	(.15)	(.14)	—
Net realized gains	(2.94)	(2.06)	—	—	—
Total distributions	(3.21)	(2.30)	(.15)	(.14)	—
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 11.92	$ 23.43	$ 22.91	$ 19.73	$ 17.90
Total Return (%)	(40.34)[b]	13.21	17.02[b,c]	11.04[b]	14.01[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	29	41	73	50
Ratio of expenses before expense reductions (%)	.75	.67	.78	.77	.74
Ratio of expenses after expense reductions (%)	.75	.67	.73	.73	.74
Ratio of net investment income (%)	1.13	1.14	1.25[c]	.95	.81
Portfolio turnover rate (%)	140	266	259	329	222
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.012 per share and an increase in the ratio of net investment income of 0.06%. Excluding this non-recurring income, total return would have been 0.06% lower.
* Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Blue Chip Fund (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

New Accounting Pronouncements. In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of October 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the levels of inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

In addition, in March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 ("FAS 161"), "Disclosures about Derivative Instruments and Hedging Activities". FAS 161 requires enhanced disclosure about an entity's derivative and hedging activities including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently reviewing the enhanced disclosure requirements for the adoption of FAS 161.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agents will use their best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At October 31, 2008, the Fund had a net tax basis capital loss carryforward of approximately $53,482,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2016, the expiration date, whichever occurs first.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2008 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2008, the Fund's components of distributable earnings on a tax-basis were as follows:

Undistributed ordinary income*	$ 2,228,882
Capital loss carryforwards	$ (53,482,000)
Net unrealized appreciation (depreciation) on investments	$ (96,499,394)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended October 31,
	2008	2007
Distributions from ordinary income*	$ 38,529,285	$ 33,719,403
Distributions from long-term capital gains	$ 36,944,365	$ 24,293,084
* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended October 31, 2008, purchases and sales of investment securities (excluding short-term instruments) aggregated $590,592,202 and $699,894,850, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Investment Management Agreement.

Prior to June 1, 2008, under the Investment Management Agreement with the Advisor, the Fund paid a monthly management fee computed and accrued daily and payable monthly, at the following annual rates:

First $250 million of the Fund's average daily net assets	.58%
Next $750 million of such net assets	.55%
Next $1.5 billion of such net assets	.53%
Next $2.5 billion of such net assets	.51%
Next $2.5 billion of such net assets	.48%
Next $2.5 billion of such net assets	.46%
Next $2.5 billion of such net assets	.44%
Over $12.5 billion of such net assets	.42%

Effective June 1, 2008, under the Amended and Restated Investment Management Agreement, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly at the following annual rates:

First $250 million of the Fund's average daily net assets	.48%
Next $750 million of such net assets	.45%
Next $1.5 billion of such net assets	.43%
Next $2.5 billion of such net assets	.41%
Next $2.5 billion of such net assets	.38%
Next $2.5 billion of such net assets	.36%
Next $2.5 billion of such net assets	.34%
Over $12.5 billion of such net assets	.32%

Accordingly, for the year ended October 31, 2008, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.53% of the Fund's average daily net assets.

Effective October 1, 2008 through September 30, 2009, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of Class B shares (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses at 2.08%.

Administration Fee. Effective June 1, 2008, pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the period from June 1, 2008 through October 31, 2008, the Advisor received an Administration Fee of $154,959, of which $23,192 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder serving fee it receives from the Fund. For the year ended October 31, 2008, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at October 31, 2008
Class A	$ 725,536	$ 163,892
Class B	125,520	29,875
Class C	75,074	16,458
Class S	45,119	14,449
Institutional Class	2,844	—
	$ 974,093	$ 224,674

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc., ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Service Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2008, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2008
Class B	$ 256,587	$ 11,773
Class C	229,936	12,226
	$ 486,523	$ 23,999

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2008, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2008	Annual Effective Rate
Class A	$ 822,199	$ 38,847.24%
Class B	83,833	2,970.25%
Class C	75,380	4,122.25%
	$ 981,412	$ 45,939

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2008 aggregated $20,252.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of shares redeemed. For the year ended October 31, 2008, the CDSC for Class B and C shares aggregated $69,699 and $412, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2008, DIDI received $1,234 for the Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended October 31, 2008, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders and shareholder meeting" aggregated $25,201, of which $7,277 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson and Vice Chairperson.

In connection with the board consolidation on April 1, 2008, of the two DWS Funds Boards of Trustees, certain Independent Board Members retired prior to their normal retirement date, and received a one-time retirement benefit. DIMA has agreed to reimburse the Funds for the cost of this benefit. During the period ended October 31, 2008, the Fund paid its allocated portion of the retirement benefit of $22,470 to the non-continuing Independent Board Members, and the Fund was reimbursed by DIMA for this payment.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Fee Reductions

For the year ended October 31, 2008, the Advisor agreed to reimburse the Fund $1,300, which represents a portion of the expected fee savings for the Advisor through December 31, 2007, related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended October 31, 2008, the custodian fees were reduced by $265 and $2,913, respectively, for custody and transfer agent credits earned.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $490 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2008		Year Ended October 31, 2007
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	2,188,288	$ 36,398,952	3,383,059	$ 72,810,915
Class B	195,284	2,880,977	216,780	4,347,300
Class C	286,469	4,439,885	273,143	5,537,440
Institutional Class	3,019	61,448	64,138	1,372,867
Class S	482,246	8,156,031	599,054	12,783,952
		$ 51,937,293		$ 96,852,474
Shares issued to shareholders in reinvestment of distributions
Class A	3,112,018	$ 55,519,258	1,920,225	$ 39,767,959
Class B	402,504	6,625,340	345,793	6,687,628
Class C	315,165	5,275,857	203,871	3,997,992
Institutional Class	120,713	2,240,436	193,817	4,149,628
Class S	111,680	1,991,261	17,156	354,752
		$ 71,652,152		$ 54,957,959
Shares redeemed
Class A	(5,564,120)	$ (90,957,058)	(5,348,862)	$ (115,295,115)
Class B	(1,300,556)	(20,217,845)	(1,653,405)	(33,099,618)
Class C	(703,548)	(10,814,698)	(637,890)	(12,957,691)
Institutional Class	(1,236,226)	(24,210,225)	(819,589)	(18,523,664)
Class S	(197,096)	(3,138,271)	(133,211)	(2,902,423)
		$ (149,338,097)		$ (182,778,511)
Redemption fees		$ 3,387		$ 6,136
Net increase (decrease)
Class A	(263,814)	$ 961,855	(45,577)	$ (2,711,015)
Class B	(702,768)	(10,711,473)	(1,090,833)	(22,064,615)
Class C	(101,914)	(1,098,953)	(160,876)	(3,421,766)
Institutional Class	(1,112,494)	(21,908,341)	(561,634)	(13,001,169)
Class S	396,830	7,011,647	482,989	10,236,623
		$ (25,745,265)		$ (30,961,942)

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of DWS Blue Chip Fund:

We have audited the accompanying statement of assets and liabilities of DWS Blue Chip Fund (the "Fund"), including the investment portfolio, as of October 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Blue Chip Fund at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts December 23, 2008

Tax Information (Unaudited)

The Fund paid distributions of $1.504 per share from net long-term capital gains during its year ended October 31, 2008, of which 100% represents 15% rate gains.

For corporate shareholders, 100% of the income dividends paid during the Fund's fiscal year ended October 31, 2008, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates $8,357,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Shareholder Meeting Results (Unaudited)

The Special Meeting of Shareholders of DWS Blue Chip Fund (the "Fund") was held on March 31, 2008 and then reconvened on May 1, 2008 at the offices of Deutsche Asset Management, 345 Park Avenue, New York, NY 10154. The following matters were voted upon by the shareholders of said Fund (the resulting votes are presented below):

1. Election of the Board of Trustees.

	Number of Votes:
Trustee	For	Withheld
John W. Ballantine	15,282,075.1945	618,135.7225
Henry P. Becton, Jr.	15,278,324.6135	621,886.3035
Dawn-Marie Driscoll	15,272,702.0218	627,508.8952
Keith R. Fox	15,277,395.3628	622,815.5542
Paul K. Freeman	15,288,249.4732	611,961.4438
Kenneth C. Froewiss	15,283,262.7591	616,948.1579
Richard J. Herring	15,277,760.1761	622,450.7409
William McClayton	15,283,879.8326	616,331.0844
Rebecca W. Rimel	15,282,598.9337	617,611.9833
William N. Searcy, Jr.	15,273,063.0039	627,147.9131
Jean Gleason Stromberg	15,279,174.1408	621,036.7762
Robert H. Wadsworth	15,285,975.3747	614,235.5423
Axel Schwarzer	15,281,134.3453	619,076.5717

The Special Meeting of Shareholders was reconvened on May 1, 2008, at which time the following matter was voted upon by the shareholders (the resulting votes are presented below):

2A. Approval of an Amended and Restated Investment Management Agreement.

Number of Votes:
For	Against	Abstain
11,527,417.6991	450,696.1027	900,916.6458

2B. Approval of a Subadvisor Approval Policy.

Number of Votes:
For	Against	Abstain
11,419,778.1045	541,464.2017	917,794.1416

3. Approval of the Revision of the Fundamental Policy regarding Commodities.

Number of Votes:
For	Against	Abstain
11,465,528.0661	487,895.3966	925,611.9849

The Meeting was further reconvened on August 15, 2008, at which time the following matter was voted upon by the shareholders (the resulting votes are presented below):

4A. Approval of Amended and Restated Declaration of Trust.

Number of Votes:
For	Against	Abstain
14,160,684.2814	520,940.8952	1,127,137.2667

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2008.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• At the present time, all but one of your Fund's Trustees are independent of DIMA and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund's shareholders at a special meeting held in 2008. DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer group compiled by Lipper), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2007, the Fund's performance (Class A shares) was in the 3rd quartile, 3rd quartile and 2nd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in each of the one- and three-year periods ended December 31, 2007 and outperformed its benchmark in the five-year period ended December 31, 2007. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized that DIMA has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DIMA historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DIMA under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2007). The Board noted that the Fund's Class A shares' total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2007, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed each other share class's total (net) operating expenses relative to the Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DIMA and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitation agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of the DWS Investments organization with respect to all fund services in totality and by fund. The Board reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS Investments fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DWS Investments products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 24, 2008

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2008, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 129 Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of October 31, 2008. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairperson since 2004[2] Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		134
Paul K. Freeman (1950) Vice Chairperson since 2008 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	134
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	134
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	134
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	134
Kenneth C. Froewiss (1945) Board Member since 2001	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	134
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	134
William McClayton (1944) Board Member since 2004	Managing Director, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	134
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[3] (January 2007-June 2007)	134
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-September 2003)	134
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	134
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	137
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[4] (1958) Board Member since 2006	Managing Director[5], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Investments; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	134
Officers[6]
Name, Year of Birth, Position with the Fund and Length of Time Served[7]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[8] (1965) President, 2006-present	Managing Director[5], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[9] (1962) Vice President and Secretary, 1999-present	Director[5], Deutsche Asset Management
Paul H. Schubert[8] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[10] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[10] (1962) Assistant Secretary 2005-present	Director[5], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[9] (1962) Assistant Secretary, 1997-present	Managing Director[5], Deutsche Asset Management
Paul Antosca[9] (1957) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[9] (1967) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Kathleen Sullivan D'Eramo[9] (1957) Assistant Treasurer, 2003-present	Director[5], Deutsche Asset Management
Diane Kenneally[9] (1966) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management
Jason Vazquez[10] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[10] (1962) Chief Compliance Officer, 2006-present	Managing Director[5], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[10] (1951) Chief Legal Officer, 2006-present	Director[5], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
2 Represents the year Ms. Driscoll was first appointed Chairperson of certain DWS funds.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the fund.
5 Executive title, not a board directorship.
6 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
7 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
8 Address: 345 Park Avenue, New York, New York 10154.
9 Address: One Beacon Street, Boston, MA 02108.
10 Address: 280 Park Avenue, New York, New York 10017.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	KBCAX	KBCBX	KBCCX	KBCSX	KBCIX
CUSIP Number	233372 101	233372 200	233372 309	233372 507	233372 408
Fund Number	031	231	331	2331	1431

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, October 31, 2008, DWS Blue Chip Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” (as such term has been defined by the Regulations) serving on the Funds’ audit committee including Mr. William McClayton, the chair of the Funds’ audit committee. The SEC has stated that an audit committee financial expert is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS BLUE CHIP FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“E&Y”), the Fund’s Independent Registered Public Accountant, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accountant Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2008	$50,644	$0	$6,906	$0
2007	$48,731	$0	$6,645	$0

The above "Tax Fees" were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accountant Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2008	$0	$382,000	$0
2007	$250,000	$486,614	$0

The “Audit-Related Fees” were billed for services in connection with agreed upon procedures related to fund mergers and the above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2008	$6,906	$382,000	$1,474,733	$1,863,639
2007	$6,645	$486,614	$1,129,726	$1,622,985

All other engagement fees were billed for services in connection with internal control reviews, agreed upon procedures and tax compliance for DIMA and other related entities that provide support for the operations of the fund.

***

In connection with the audit of the 2007 and 2008 financial statements, the Fund entered into an engagement letter with E&Y. The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

***

E&Y advised the Fund’s Audit Committee that certain arrangements between the Ernst & Young member firm in Germany (“E&Y Germany”) and Deutsche Bank AG (“DB”) had been determined to be inconsistent with the SEC auditor independence rules. DB is within the “Investment Company Complex” (as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund. In 2006 and 2007, DB provided standard overdraft protection on a depository account and a guarantee of certain lease deposits to E&Y Germany. E&Y advised the Audit Committee that while neither of these arrangements was ever utilized by E&Y Germany, they could constitute lending type arrangements in violation of Rule 2-01 of Regulation S-X. (Rule 2-01(c)(1)(ii)(A) provides that an accountant is not independent when an accounting firm has a loan to or from an audit client.) E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audits of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that neither of the arrangements was ever utilized and, accordingly, E&Y Germany never had amounts outstanding to DB, these arrangements were immaterial to E&Y Germany and DB and the E&Y professionals responsible for the Fund’s audits were not aware of these arrangements. E&Y informed the Audit Committee that E&Y Germany has cancelled the overdraft arrangements and has terminated the guarantee on the lease deposits.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Central Europe & Russia Fund, Inc.

DWS Core Fixed Income Fund, a series of DWS Advisor Funds

DWS High Income Plus Fund, a series of DWS Advisor Funds

DWS International Select Equity Fund, a series of DWS Advisor Funds

DWS Short Duration Fund, a series of DWS Advisor Funds

DWS Short-Term Municipal Bond Fund, a series of DWS Advisor Funds

DWS Balanced Fund

DWS Blue Chip Fund

DWS Global High Income Fund, Inc.

DWS Emerging Markets Fixed Income Fund, a series of DWS Global/International Fund, Inc.

DWS Global Bond Fund, a series of DWS Global/International Fund, Inc.

DWS Global Opportunities Fund, a series of DWS Global/International Fund, Inc.

DWS Emerging Markets Equity Fund, a series of DWS International Fund, Inc.

DWS Europe Equity Fund, a series of DWS International Fund, Inc.

DWS Latin America Equity Fund, a series of DWS International Fund, Inc.

DWS Gold & Precious Metals Fund, a series of DWS Mutual Funds, Inc.

DWS Strategic Government Securities Fund

DWS Strategic Income Fund

DWS Technology Fund

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 29, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	December 29, 2008